POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of Command Security Corporation, (the "Company"), hereby constitutes and appoints H. Richard Dickinson, his true and lawful attorney of attorney-in-fact, with full power of substitution and resubstitution, for him and his name, place, and stead, to sign on his behalf as a director or officer, or both, as the case may be, of the Company Form 10-K pursuant to the Securities Act of 1934 and to sign any and all amendments to such Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange commission or any state regulatory authority, granting unto said attorney or attorney-in-fact, and each of them, full power and authority to do and perform each and every act and thing they deem necessary, advisable or appropriate in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

      This Power of Attorney may be signed in multiple counterparts all of which, taken together, shall constitute one original Power of Attorney. Faxed signatures of the respective Directors shall be deemed to be originals for the purposes of this Power of Attorney.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 30 day of June, 1997.


/s/ Peter T. Kikis                       /s/ Gordon Robinett
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Peter T. Kikis                           Gordon Robinett
Director                                 Vice Chairman of the Board of Directors

/s/ Peter Nekos
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Peter Nekos                              Gregory J. Miller
Director                                 Director

                                         /s/ Lloyd H. Saunders, III
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Steven B. Sands                          Lloyd H. Saunders, III
Director                                 Director